                                                                    Exhibit 10.4


                     AMENDMENT NO. 1 TO INVESTMENT AGREEMENT
                     ---------------------------------------

     Reference is made to that certain Investment Agreement (the "Investment Agreement") dated as of March 20, 2001 by and between Gold & Appel Transfer, S.A. ("G&A"), located at Omar Hodge Building, Wickhams Cay, Road Town, Tortula, British Virgin Islands, and Capsule Communications, Inc. ("Capsule"), located at Ste. 275, 2 Greenwood Square, 3331 Street Road, Bensalem, PA 19020. This Amendment No. 1 to Investment Agreement (the "Amendment") is made as of July , 2001 by and between G&A and Capsule.

     Capsule seeks to enter into a merger agreement with Covista Communication, Inc., a New Jersey corporation. In connection with such proposed merger agreement, and agreement precaution in order to avoid the applicability of the New Jersey Shareholders Protection Act, the undersigned hereby agree as follows:

     In consideration of the mutual agreement set forth herein, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, and in order to assist Capsule to induce Covista Communications, Inc. to enter into the proposed merger agreement, the parties hereby agree as follows:

1.   Section 2 of the Investment Agreement is hereby amended to read as follows

          "This loan shall be due and payable on or before August 17, 2001."

2.   Section 3 of the Investment Agreement is hereby deleted in its entirety.

3. This Amendment may be executed by facsimile and in more than one counterpart, each one of which shall be deemed an original, and both of which taken together shall constitute one and the same instrument.


     IN WITNESS WHEREOF, the undersigned have executed this Amendment is of the date first set forth above.


Capsule Communications, Inc.                       Gold & Appel Transfer, S.A.

By: /s/ David Hurwitz                              By:
  -------------------------------                  -----------------------------
David Hurwitz, President and CEO                   Walt Anderson